THE CARE GROUP, INC.

       SUBSCRIPTION AGREEMENT made as of this 14th day of August, 1996 between The Care Group, Inc., a Delaware corporation with its principal offices at One Hollow Lane, Lake Success, New York (the "Company") and the undersigned (the "Subscriber").

       WHEREAS, the Company desires to issue a minimum of forty-two (42) and a maximum of one hundred (100) Units in a private placement solely to "accredited investors" as such term is defined in Rule 501(a) under the Securities Act of 1933, as amended, each Unit consisting of forty thousand (40,000) shares (the "Shares") of the Company's Common Stock, $.001 par value (the "Common Stock"), and forty thousand (40,000) Common Stock Purchase Warrants (the "Warrants") in the form attached hereto as Exhibit A on the terms and conditions hereinafter set forth and the Subscriber desires to acquire that number of Units set forth on the signature page hereof;

       NOW, THEREFORE, for and in consideration of the promises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

       I. SUBSCRIPTION FOR UNITS AND REPRESENTATIONS BY AND COVENANTS OF SUBSCRIBER

              1.1 Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company such number of Units as is set forth upon the signature page hereof at a price equal to $50,000 per Unit, and the Company agrees to sell such Units to the Subscriber for said purchase price subject to the Company's right to sell to the Subscriber such lesser number of Units as it may, in its sole discretion, deem necessary or desirable. The purchase price is payable by certified or bank check made payable to United States Trust Company of New York, as escrow agent (the "Escrow Agent"), by wire transfer to an account maintained by the Escrow Agent, or by surrender of convertible debentures of the Company in the principal amount of $250,000, contemporaneously with the execution and delivery of this Subscription Agreement. The Warrants and certificates for the Shares will be delivered by the Company within ten (10) days following the Termination Date as defined in Article III hereof. The Subscriber understands however, that this purchase of Units is contingent upon the Company making sales of a minimum of 42 Units prior to the Termination Date and the approval of sales of Units in excess of 42 Units by the Company's stockholders.

              1.2 The Subscriber recognizes that the purchase of Units involves a high degree of risk including, but not limited to, (i) the Company has recently experienced a decline in revenues and operating income and working capital shortages; (ii) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Units; (iii) an investor may not be able to liquidate his investment; (iv) transferability of the securities comprising the Units is extremely limited; (v) in the event of a disposition, an investor could sustain the loss of his


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entire investment; (vi) the Company is currently in default of its Credit
Agreement with The Chase Manhattan Bank, N.A.; (vii) the Company expects to record a net charge to its earnings for the second quarter ended June 30, 1996 of $5,300,000 which may reduce or eliminate net income during such quarter;
(viii) the Company has not paid any dividends since inception and does not anticipate the payment of dividends in the foreseeable future; (ix) the Company is authorized to issue up to 1,000,000 shares of preferred stock the issuance of which could have a depressive effect on the price of its Common Stock and
(x) the Company is primarily reimbursed for its services by insurance companies, managed care companies, Medicare/Medicaid programs or other third-party payors, which may result in delayed or denied reimbursement, as well as other risk factors as more fully set forth herein and the Confidential Term Sheet dated August 6, 1996 (the "Term Sheet").


              1.3 The Subscriber represents that he is an "accredited investor" as such term in defined in Rule 501 of Regulation D promulgated under the United States Securities Act of 1933, as amended (the "Act"), as indicated by his responses to the Confidential Purchaser Questionnaire, and that he is able to bear the economic risk of an investment in the Units.

              1.4 The Subscriber acknowledges that he has prior investment experience, including investment in non-listed and non-registered securities, or he has employed the services of an investment advisor, attorney or accountant to read all of the documents furnished or made available by the Company both to him and to all other prospective investors in the Units and to evaluate the merits and risks of such an investment on his behalf, and that he recognizes the highly speculative nature of this investment.

              1.5 The Subscriber acknowledges receipt and careful review of the Term Sheet and the attachments thereto (the "Offering Documents") and hereby represents that he has been furnished by the Company during the course of this transaction with all information regarding the Company which he had requested or desired to know; that he has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the offering, and any additional information which he had requested.

              1.6 The Subscriber acknowledges that this offering of Units may involve tax consequences, including but not limited to the possible need to recognize interest income relating to the Warrants, and that the contents of the Offering Documents do not contain tax advice or information. The Subscriber acknowledges that he must retain his own professional advisors to evaluate the tax and other consequences of an investment in the Units.

              1.7 The Subscriber acknowledges that this offering of Units has not been reviewed by the United States Securities and Exchange Commission ("SEC") because of the Company's representations that this is intended to be a nonpublic offering pursuant to Sections 4(2) or 3(b) of the Act. The Subscriber represents that the Shares and


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


Warrants comprising his Units are being purchased for his own account, for investment and not for distribution or resale to others. The Subscriber agrees that he will not sell or otherwise transfer such securities unless they are registered under the Act or unless an exemption from such registration is available.

              1.8 The Subscriber understands that the Shares and Warrants comprising the Units have not been registered under Act by reason of a claimed exemption under the provisions of the Act which depends, in part, upon his investment intention. In this connection, the Subscriber understands that it is the position of the SEC that the statutory basis for such exemption would not be present if his representation merely meant that his present intention was to hold such securities for a short period, such as the capital gains period of tax statutes, for a deferred sale, for a market rise, assuming that a market develops, or for any other fixed period. The Subscriber realizes that, in the view of the SEC, a purchase now with an intent to resell would represent a purchase with an intent inconsistent with his representation to the Company, and the SEC might regard such a sale or disposition as a deferred sale to which such exemptions are not available.

              1.9 The Subscriber understands that Rule 144 (the "Rule") promulgated under the Act requires, among other conditions, a two year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the Act. The Subscriber understands that the Company makes no representation or warranty regarding its fulfillment in the future of any reporting requirements under the Securities Exchange Act of 1934, as amended, or its dissemination to the public of any current financial or other information concerning the Company, as is required by the Rule as one of the conditions of its availability. The Subscriber understands and hereby acknowledges that the Company is under no obligation to register the securities comprising the Units under the Act, with the exception of certain registration rights set forth in Article IV herein. The Subscriber consents that the Company may, if it desires, permit the transfer of the securities comprising the Units or issuable upon either the exercise or conversion thereof out of his name only when his request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Act or any applicable state "blue sky" laws (collectively "Securities Laws"). The Subscriber agrees to hold the Company and its directors, officers and controlling persons and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of any misrepresentation made by him contained herein or in the Confidential Purchaser Questionnaire or any sale or distribution by the undersigned Subscriber in violation of any Securities Laws.

              1.10 The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Shares and Warrants comprising his Units and the Common Stock issuable upon exercise of such Warrants (collectively, the "Warrant Shares") stating that they have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale thereof.


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


              1.11 The Subscriber hereby represents that the address of Subscriber furnished by him at the end of this Subscription Agreement is the undersigned's principal residence if he is an individual or its principal business address if it is a corporation or other entity.

              1.12 The Subscriber acknowledges that if he is a Registered Representative of an NASD member firm, he must give such firm the notice required by the NASD's Rules of Fair Practice, receipt of which must be acknowledged by such firm on the signature page hereof.

              1.13 The Subscriber acknowledges that at such time, if ever, as his Shares and Warrant Shares are registered, sales of such securities will be subject to state securities laws, including those of New Jersey which require any securities sold in New Jersey to be sold through a registered broker-dealer or in reliance upon an exemption from registration.

              1.14 The Subscriber will not, upon the completion of this offering, own 10% or more of the Company's outstanding Common Stock, measured on an "as-converted" basis, nor is the Subscriber aware of any other Subscriber in this offering who will own 10% or more of the Company's outstanding Common Stock, measured on an "as-converted" basis.

              1.15 The Subscriber will not, upon the exercise of Warrants held by him, own 10% or more of the Company's outstanding Common Stock, nor is the Subscriber aware of any other Subscriber in this offering who will own 10% or more of the Company's outstanding Common Stock upon the exercise of their Warrants.

              1.16 The Subscriber has not entered into any voting agreement or any other agreement or understanding, whether oral or written, whereby he has agreed to vote his Common Stock with any other Subscriber nor has the Subscriber given another Subscriber power of attorney to vote his shares of Common Stock.

              1.17 The Subscriber is purchasing the Units with his own assets and is not acting as nominee for any company or other Subscriber.

              1.18 The Subscriber understands that if he is found to be in violation of the representations set forth in 1.14 through 1.17 above, the Company may be subject to penalties from the Department of Health of the State of New York, including, but not limited to, imposition of fines and loss of its license.

                  II.      REPRESENTATIONS BY THE COMPANY


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              The Company represents and warrants to the Subscriber that prior to the consummation of this offering and at the Closing Date:

              (a) The Company is a corporation duly organized, existing and in good standing under the laws of the State of Delaware and has the corporate power to conduct the business which it conducts and proposes to conduct and is qualified to do business in New York.

              (b) The execution, delivery and performance of this Subscription Agreement by the Company will have been duly approved by the Board of Directors of the Company and all other actions required to authorize and effect the offer and sale of the Units and the securities contained therein will have been duly taken and approved.

              (c) The Shares and Warrants comprising the Units have been duly and validly authorized and when issued and paid for in accordance with the terms hereof, will be valid and binding obligations of the Company enforceable in accordance with their respective terms.

              (d) The Company will at all times during the term of the Warrants have authorized and reserved a sufficient number of shares of Common Stock to provide for exercise of the Warrants.

              (e) The Company has obtained, or is in the process of obtaining, all licenses, permits and other governmental authorizations necessary to the conduct of its business; such licenses, permits and other governmental authorizations obtained are in full force and effect; and the Company is in all material respects complying therewith.

              (f) The Company knows of no pending or threatened legal or governmental proceedings to which the Company is a party which could materially adversely affect the business, property, financial condition or operations of the Company other than as set forth in the Offering Documents.

              (g) The Company is not in violation of or default under, nor will the execution and delivery of this Subscription Agreement, the issuance of the Shares or the Warrants, and the incurrence of the obligations herein and therein set forth and the consummation of the transactions herein or therein contemplated, result in a violation of, or constitute a default under, the certificate of incorporation or by-laws, in the performance or observance of any material obligations, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness or in any material contract, indenture, mortgage, loan agreement, lease, joint venture or other agreement or instrument to which the Company is a party or by which it or any of its properties may be bound or in violation of any material order, rule, regulation, writ, injunction, or decree of any government, governmental instrumentality or court, domestic or foreign, except for violations and defaults under the Company's Revolving Credit Agreement with The Chase Manhattan



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Bank, N.A. ("Chase") dated as of February 14, 1994 and amended as of November
16, 1995 and June 5, 1996 which violations and defaults will be waived by Chase on or before the Closing Date.

              (h) The financial information contained in the Offering Documents previously furnished by the Company to the Subscriber presents fairly the financial condition of the Company as of the date and for the periods indicated.

       III. TERMS OF SUBSCRIPTION

              3.1 The subscription period will begin as of August 6, 1996 and will terminate at 11:59 PM Eastern Daylight Savings Time on September 30, 1996, unless extended by the Company and the Placement Agent until the first to occur of (i) the expiration of an additional sixty (60) days or (ii) the sale of all one hundred (100) Units offered by the Company (the "Termination Date"). Of the Units, 42 will be offered on an all or none basis and the remaining 58 Units will be offered on a "best efforts" basis as more particularly set forth in the Term Sheet. The minimum subscription per subscriber shall be one Unit ($50,000), provided, however, that smaller investments may be accepted at the discretion of the Placement Agent and the Company.

              3.2 Placement of the Units will be made by Royce Investment Group, Inc. (the "Placement Agent"), which will receive (i) a placement fee in the amount of 4.5% of the purchase price of the Units placed; (ii) a non-accountable expense allowance of 1.5% of the purchase price of the Units placed; and (iii) a unit purchase option to purchase 7.5% of the Units sold in this offering.

              3.3 Pending the sale of the Units, all funds paid hereunder shall be deposited by the Company in escrow with United States Trust Company of New York. If the Company shall not have obtained subscriptions (including this subscription) for purchases of 42 Units for an aggregate purchase price of $2,100,000 on or before the Termination Date, then this subscription shall be void and all funds paid hereunder by the Subscriber, without interest, shall be promptly returned to the Subscriber, subject to paragraph 3.5 hereof. If 42 Units are sold at or prior to the Termination Date, then all subscription proceeds shall be paid over to the Company within ten (10) days of the earlier of such date or the date on which the Company's Stockholders approve this offering thereafter. In such event, placements of additional Units may continue until the Termination Date, with subsequent releases of funds to be at the mutual consent of the Company and the Placement Agent.

              3.4 The Subscriber hereby authorizes and directs the Company to deliver the securities to be issued to such Subscriber pursuant to this Subscription Agreement either (a) to the residential or business address indicated in the Confidential Purchaser Questionnaire or (b) directly to the Subscriber's account maintained by the Placement Agent,



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


if any. (If the Subscriber does not desire the securities to be delivered to such account, the Subscriber should delete Subsection (b) of this Section 3.4.)

              3.5 The Subscriber hereby authorizes and directs the Company to return any funds for unaccepted subscriptions to the same account from which the funds were drawn, including any customer account maintained with the Placement Agent.

                  IV.      REGISTRATION RIGHTS

              4.1 Demand Registration. If at any time after three (3) months following the Termination Date, but not more than six (6) years from the Termination Date, the Company shall receive a written request therefor (the "Demand Notice") from any record holder or holders of an aggregate of more than 50% of the Shares and Warrant Shares (the "Requesting Holders"), the Company will use its best efforts to promptly prepare and file with the SEC a registration statement under the Act covering the Shares and the Warrant Shares (collectively, the "Registrable Securities") which are the subject of such request and shall use its best efforts to cause such registration statement to become effective. In addition, upon the receipt of such request, the Company shall promptly give written notice to all other record holders of the Registrable Securities that such registration is to be effected. The Company shall include in such registration statement such Registrable Securities for which it has received written requests to register by such other record holders within twenty (20) days after the delivery of the Company's written notice to such other record holders.

              The obligation of the Company under this Section 4.1 shall be limited to one registration statement. The Company shall pay the expenses described in Section 4.4 for the registration statement filed pursuant to this
Section 4.1, except for underwriting discounts and commissions and legal fees of the Requesting Holders, which shall be borne by the Requesting Holders.

              4.2 "Piggyback" Registration Rights. From and after three (3) months following the Termination Date, but not more than six (6) years from the Termination Date, if the Company shall determine to proceed with the actual preparation and filing of a registration statement under the Act in connection with the proposed offer and sale of any of its securities by it or any of its security holders (other than a registration statement on Form S-4, S-8 or other limited purpose form), the Company will give written notice of its determination to all record holders of the Registrable Securities. Upon the written request from the Requesting Holders, (as defined in Section 4.1) within twenty (20) days after receipt of any such notice from the Company, the Company will, except as herein provided, cause all such Registrable Securities to be included in such registration statement, all to the extent requisite to permit the sale or other disposition by the prospective seller or sellers of the Registrable Securities to be so registered; provided, further, that nothing herein shall prevent the Company from, at any time, abandoning or delaying any registration. If any registration pursuant to this Section 4.2 shall be underwritten in whole or in part, the Company may require that the Registrable Securities requested for inclusion pursuant to this


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


Section 4.2 be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. In the event that the Registrable Securities requested for inclusion pursuant to this Section 4.2 together with any other shares which have similar piggyback registration rights (such shares and the Registrable Securities being collectively referred to as the "Requested Stock") would constitute more than 15% of the total number of shares to be included in a proposed underwritten public offering, or if in the good faith judgment of the managing underwriter of such public offering the inclusion of all of the Requested Stock originally covered by a request for registration would reduce the number of shares to be offered by the Company or interfere with the successful marketing of the shares of stock offered by the Company, the number of shares of Requested Stock otherwise to be included in the underwritten public offering may be reduced pro rata (by number of shares) among the holders thereof requesting such registration or excluded in their entirety if so required by the underwriter. To the extent only a portion of the Requested Stock is included in the underwritten public offering, those shares of Requested Stock which are thus excluded from the underwritten public offering shall be withheld from the market by the holders thereof for a period, not to exceed 120 days, which the managing underwriter reasonably determines is necessary in order to effect the underwritten public offering.

              4.3 Registration Procedures. If and whenever the Company is required by the provisions of Section 4.1 or 4.2 to effect the registration of Registrable Securities under the Act, the Company will:

                   (a) prepare and file with the SEC a registration statement with respect to such securities, and use its best efforts to cause such registration statement to become and remain effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed nine months;

                   (b) prepare and file with the SEC such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed nine months;

                   (c) furnish to the security holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

                   (d) use its best efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such participating holders may reasonably request in writing within twenty (20) days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of


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process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

                   (e) notify the security holders participating in such registration, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

                   (f) notify such holders promptly of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information;

                   (g) prepare and file with the SEC, promptly upon the request of any such holders, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such holders (and concurred in by counsel for the Company), is required under the Act or the rules and regulations thereunder in connection with the distribution of Common Stock by such holder;

                   (h) prepare and promptly file with the SEC and promptly notify such holders of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading; and

                   (i) advise such holders, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

              4.4 Expenses.

                   (a) With respect to the registration requested pursuant to
Section 4.1 hereof, and with respect to each inclusion of Registrable Securities in a registration statement pursuant to Section 4.2 hereof, all fees, costs and expenses of and incidental to such registration, inclusion and public offering (as specified in paragraph (b) below) in connection therewith shall be borne by the Company, provided, however, that any security holders participating in such registration shall bear their pro rata share of the underwriting discount and commissions and transfer taxes.

                   (b) The fees, costs and expenses of registration to be borne by the Company as provided in paragraph (a) above shall include, without limitation, all


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registration, filing, and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered and qualified (except as provided in 4.4(a) above). Fees and disbursements of counsel and accountants for the selling security holders and any other expenses incurred by the selling security holders not expressly included above shall be borne by the selling security holders.

              4.5 Indemnification.

                   (a) The Company will indemnify and hold harmless each holder of Registrable Securities which are included in a registration statement pursuant to the provisions of Sections 4.1 or 4.2 hereof, its directors and officers, and any underwriter (as defined in the Act) for such holder and each person, if any, who controls such holder or such underwriter within the meaning of the Act, from and against, and will reimburse such holder and each such underwriter and controlling person with respect to, any and all loss, damage, liability, cost and expense to which such holder or any such underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expenses arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such holder, such underwriter or such controlling person in writing specifically for use in the preparation thereof.

                   (b) Each holder of Registrable Securities included in a registration pursuant to the provisions of Sections 4.1 or 4.2 hereof will indemnify and hold harmless the Company, its directors and officers, any controlling person and any underwriter from and against, and will reimburse the Company, its directors and officers, any controlling person and any underwriter with respect to, any and all loss, damage, liability, cost or expense to which the Company or any controlling person and/or any underwriter may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict


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


conformity with written information furnished by or on behalf of such holder specifically for use in the preparation thereof.

                   (c) Promptly after receipt by an indemnified party pursuant to the provisions of paragraph (a) or (b) of this Section 4.5 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said paragraph (a) or (b), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, provided, however, if the defendants in any action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or in addition to those available to the indemnified party, or if there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said paragraph (a) or (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the provisions of the preceding sentence, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

              4.6 "Market Stand-Off". The Subscriber hereby agrees that, during the period specified by the Company and an underwriter of securities of the Company, which period shall not exceed 90 days following the effective date of a registration statement of the Company filed under the Act, it shall not
(i) publicly sell the Units, Shares or Warrant Shares acquired hereunder or
(ii) privately sell the Units, Shares or Warrant Shares acquired hereunder unless the purchaser of such Units, Shares or Warrant Shares in such private sale agrees to be bound by the provisions of this Section 4.6; provided, however, that:

                   (a) such agreement shall be applicable only to the first such registration statement of the Company which covers securities to be sold on its behalf to the public in an underwritten offering during the two year period following the date of this Agreement.


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


                   (b) all officers and directors of the Company and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements.

                   In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Units, Shares or Warrant Shares of the Subscriber (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

                   Notwithstanding the foregoing, the obligations described in this Section 4.6 shall not apply to a registration statement on Form S-4 or S-8 or other limited purpose form.

       V. MISCELLANEOUS

              5.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company, at its registered office, 1 Hollow Lane, Lake Success, New York 11042 , Attention: Ms. Ann T. Mittasch, President and Chairman, and to the Subscriber at his address indicated on the last page of this Subscription Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

              5.2 This Subscription Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Subscription Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

              5.3 This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Subscription Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

              5.4 Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of New York. The parties hereby agree that any dispute which may arise between them arising out of or in connection with this Subscription Agreement shall be adjudicated before a court located in New York City and they hereby submit to the exclusive jurisdiction of the courts of the State of New York located in New York, New York and of the federal courts in the Southern District of New York with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this


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Subscription Agreement or any acts or omissions relating to the sale of the securities hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth below or such other address as the undersigned shall furnish in writing to the other.

              5.5 This Subscription Agreement may be executed in counterparts. Upon the execution and delivery of this Subscription Agreement by the Subscriber, this Subscription Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Units as herein provided; subject, however, to the right hereby reserved to the Company to enter into the same agreements with other subscribers and to add and/or to delete other persons as subscribers.

              5.6 The holding of any provision of this Subscription Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Subscription Agreement, which shall remain in full force and effect.

              5.7 It is agreed that a waiver by either party of a breach of any provision of this Subscription Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

              5.8 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

       VI. BLUE SKY LEGENDS

              Connecticut

              The undersigned acknowledges that the Securities have not been registered under the Connecticut Uniform Securities Act, as amended (the "Act") and are subject to restrictions on transferability and sale of securities as set forth herein. The undersigned hereby agrees that such Securities will not be transferred or sold without registration under the Act or exemption therefrom.

              Maine

              These securities are being sold pursuant to an exemption from registration with the bank superintendent of the State of Maine under Section 10502(2)(r) of Title 32 of the Maine revised statutes. These securities may be deemed restricted securities and as such the holder may not be able to resell the securities unless pursuant to registration under state or federal securities laws or unless an exemption under such laws exists.

              Missouri

              The undersigned acknowledges that the Securities have not been registered under the Missouri Uniform Securities Act, as amended (the "Act") and are subject to restrictions on transferability and sale of securities as set forth herein. The undersigned hereby acknowledges that such Securities may be disposed of only through a licensed broker-dealer. It is a felony to sell securities in violation of the Missouri Securities Act.

              Pennsylvania

              The undersigned hereby acknowledges that the Issuer is relying upon the exemption from registration of securities set forth in Section 203(d) of the Pennsylvania Securities Act of 1972, as amended (the "Pennsylvania Act") in connection with the sale of the Securities to the undersigned.

              In accordance with the requirements of Section 203(d) of the Pennsylvania Act, the undersigned hereby agrees not to sell his Securities within twelve (12) months from the date of purchase except pursuant to Section
204.01 of the Blue Sky Regulations of the Pennsylvania Securities Act of 1972. Additionally, the undersigned is aware of the right of withdrawal under Section 207(m) of the Act described in the cover pages of the Memorandum.

              Texas

              The undersigned hereby acknowledges that the Securities cannot be sold unless they are subsequently registered under the Securities Act of 1933, as amended, and the Texas Securities Act, or an exemption from registration is available. The undersigned further acknowledges that because the Securities are not readily transferable, he must bear the economic risk of his investment for an indefinite period of time.

                  IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the day and year first written above.

- ------------------------------            ------------------------------------
Signature of Subscriber(s)

- ------------------------------            ------------------------------------
Name of Subscriber(s)
  [please print]

- ------------------------------            ------------------------------------
Address of Subscriber(s)

- ------------------------------            ------------------------------------
Social Security or Taxpayer
Identification Number of Subscriber(s)

- ------------------------------
Number of Units Subscribed For

*IF SUBSCRIBER IS A REGISTERED REPRESENTATIVE
WITH AN NASD MEMBER FIRM, HAVE THE FOLLOWING
ACKNOWLEDGEMENT SIGNED BY THE APPROPRIATE PARTY:

The undersigned NASD member firm
acknowledges receipt of the notice
required by Article 3, Sections 28(a)      Subscription Accepted:
and (b) of the Rules of Fair Practice.
                                           THE CARE GROUP, INC.

                                           By:
- ------------------------------                ---------------------------------
  Name of NASD Member Firm                    Ann Mittasch, President


By
   ---------------------------
   Authorized Officer

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